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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               Form 8-K

                             CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 1999.


                         NORWEST FINANCIAL, INC.
        (Exact name of registrant as specified in its charter)

        Iowa                         2-80466            42-1186565
(State or other jurisdiction     (Commission File    (I.R.S.  Employer
    of incorporation)                 Number)       Identification No.)


206 Eighth Street, Des Moines, Iowa                    50309
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (515) 243-2131






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Item 5.  Other Events.

Attached hereto as Exhibit 99 is a copy of the Press Release issued on January 21, 1999, announcing the consolidated financial results of Norwest Financial, Inc. and its subsidiaries for the year ended December 31, 1998.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     99 Copy of the Press Release issued on January 21, 1999 announcing the consolidated financial results of Norwest
         Financial, Inc. and its subsidiaries for the year ended
         December 31, 1998.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NORWEST FINANCIAL, INC.

                                    By:  /s/ Dennis E. Young
                                          Dennis E. Young
                                    Executive Vice President
                                    and Chief Financial Officer


Date:  January 25, 1999